UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  January 30, 2015

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	0001-36033	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is filed as an amendment to the Theravance Biopharma, Inc. (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2015 (the “Original Filing”). The sole purpose of this amendment is to file as exhibits to this Form 8-K/A copies of the Commercialization Agreement and Purchase Agreement (each as defined below) that were described in Item 1.01 of the Original Filing.  Except as supplemented below, no other changes have been made to the Original Filing.

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported on the Original Filing, on January 30, 2015 (i) Theravance Biopharma R&D, Inc. a Cayman Islands exempted company and wholly-owned subsidiary of the Company entered into a Development and Commercialization Agreement (the “Commercialization Agreement”) with Mylan Ireland Limited, a limited company organized and existing under the laws of Ireland, and (ii) the Company entered into an Ordinary Share Purchase Agreement (the “Purchase Agreement”) with Mylan, Inc., a publicly-traded Pennsylvania corporation.

The descriptions of the terms and conditions of the Commercialization Agreement and the Purchase Agreement in the Original Filing are qualified in their entirety by reference to the Commercialization Agreement and the Purchase Agreement, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The information in this Item 1.01 above supplements, but does not replace the information in Item 1.01 of the Original Filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Development and Commercialization Agreement by and between Theravance Biopharma R&D, Inc. and Mylan Ireland Limited, dated January 30, 2015*
10.2	Ordinary Share Purchase Agreement by and between Theravance Biopharma, Inc. and Mylan Inc., dated January 30, 2015

*                 Confidential treatment has been requested from the Securities and Exchange Commission as to certain portions of this exhibit.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: April 24, 2015	By:	/s/ Renee D. Gala
Renee D. Gala
Senior Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description

10.1	Development and Commercialization Agreement by and between Theravance Biopharma R&D, Inc. and Mylan Ireland Limited, dated January 30, 2015*
10.2	Ordinary Share Purchase Agreement by and between Theravance Biopharma, Inc. and Mylan Inc., dated January 30, 2015

*                 Confidential treatment has been requested from the Securities and Exchange Commission as to certain portions of this exhibit.

4